                                                                    Exhibit 99.1





                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                           Florsheim Group Inc. et al
                     The Florsheim Shoe Store Company - West
                  The Florsheim Shoe Store Company - Northeast
                      Florsheim Occupational Footwear, Inc.
                              L.J. O'Neill Shoe Co.

                             Case Number 02 B 08209
                             (Jointly Administrated)

                            Monthly Operating Report
                                August 31, 2005

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



         CASE NAME: FLORSHEIM GROUP INC.          CASE NO.  02 B 08209
                    --------------------                    ----------



                            SUMMARY OF CASH ACCOUNTS



             ENDING BALANCE IN :                                                                 07/31/05              08/31/05
                                                                                            -------------------   ------------------

             Associated Bank                                                                      $ 220,227.91          $ 207,325.50

             BT Commercial Escrow                                                                   144,008.24            144,008.24

             Shaw Gussis Fishman Glantz Wolfman &
                Towbin LLC - Preference Account II                                                  831,162.64            758,677.21
                                                                                            -------------------   ------------------
             TOTAL                                                                               $1,195,398.79         $1,110,010.95
                                                                                            ===================   ==================

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                         CASH RECEIPTS - AUGUST 31, 2005

                                                               SHAW GUSSIS
    DATE                                                    PREFERENCE ACCT.II
    ----                                                    ------------------
    08/01/05                                                              $ -
    08/02/05                                                                -
    08/03/05                                                                -
    08/04/05                                                                -
    08/05/05                                                                -
    08/06/05                                                                -
    08/07/05                                                                -
    08/08/05                                                                -
    08/09/05                                                                -
    08/10/05                                                                -
    08/11/05                                                                -
    08/12/05                                                                -
    08/13/05                                                                -
    08/14/05                                                                -
    08/15/05                                                                -
    08/16/05                                                                -
    08/17/05                                                                -
    08/18/05                                                                -
    08/19/05                                                                -
    08/20/05                                                                -
    08/21/05                                                                -
    08/22/05                                                                -
    08/23/05                                                                -
    08/24/05                                                            50.00 1)
    08/25/05                                                                -
    08/26/05                                                                -
    08/27/05                                                                -
    08/28/05                                                                -
    08/29/05                                                                -
    08/30/05                                                                -
    08/31/05                                                                -
                                                          ---------------------
TOTAL RECEIPTS                                                          $ 50.00
                                                          =====================


             1) Restitution payment.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                      CASH DISBURSEMENTS - AUGUST 31, 2005





                                                                                ASSOCIATED BANK
                                                                                ---------------
    DATE            CHECK NUMBER               PAYMENTS
    ----            ------------               --------
    08/08/05            1270             F. Terrence Blanchard                       $ 1,273.86
    08/08/05            1271             Sonnenberg & Anderson                          2696.95
    08/12/05            Wire             AIG Insurance                                 8,761.60
    08/19/05            1272             Ben Alvendia                                    150.00
    08/31/05             --              Bank fees                                        20.00
                                                                            -------------------
                                         Total                                      $ 12,902.41
                                                                            ===================

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                      CASH DISBURSEMENTS - AUGUST 31, 2005

                                                                                   SHAW GUSSIS
                                                                                PREFERENCE ACCOUNT II
                                                                                ---------------------
    DATE            CHECK NUMBER      PAYMENTS
    ----            ------------      --------
    08/02/05            1181          Leslie T Welsh Inc.                               $ 1,368.42
    08/03/05            1182          US Trustee                                          1,250.00
    08/03/05            1183          F. Terrence Blanchard                               2,850.00
    08/08/05            1184          Shaw Gussis Fishman                                33,045.50
    08/26/05            1185          Kronish & Lieb                                      9,537.27
    08/26/05            1186          Iron Mountain Record Management                       274.03
    08/26/05            1187          Leslie T Welsh Inc.                                 1,304.32
    08/31/05            1188          Shaw Gussis Fishman                                22,905.89

                                                                                  -------------------
                                                                                       $ 72,535.43
                                                                                  ===================

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC. / CASE NUMBER 02 B 08209
                                AUGUST 31, 2005

BT COMMERCIAL CORPORATION
LOAN ACCOUNT

                                                                                              POST-PETITION
                                                                                                   LOAN
    DATE                                       PAYMENTS                 BORROWINGS               BALANCE
-------------                            ----------------------    ---------------------    -------------------
OPENING BALANCE                                                                                  $6,912,679.88
  08/01/05                                                 $ -                      $ -           6,912,679.88
  08/02/05                                                   -                        -           6,912,679.88
  08/03/05                                                   -                        -           6,912,679.88
  08/04/05                                                   -                        -           6,912,679.88
  08/05/05                                                   -                        -           6,912,679.88
  08/06/05                                                   -                        -           6,912,679.88
  08/07/05                                                   -                        -           6,912,679.88
  08/08/05                                                   -                        -           6,912,679.88
  08/09/05                                                   -                        -           6,912,679.88
  08/10/05                                                   -                        -           6,912,679.88
  08/11/05                                                   -                        -           6,912,679.88
  08/12/05                                                   -                        -           6,912,679.88
  08/13/05                                                   -                        -           6,912,679.88
  08/14/05                                                   -                        -           6,912,679.88
  08/15/05                                                   -                        -           6,912,679.88
  08/16/05                                                   -                        -           6,912,679.88
  08/17/05                                                   -                        -           6,912,679.88
  08/18/05                                                   -                        -           6,912,679.88
  08/19/05                                                   -                        -           6,912,679.88
  08/20/05                                                   -                        -           6,912,679.88
  08/21/05                                                   -                        -           6,912,679.88
  08/22/05                                                   -                        -           6,912,679.88
  08/23/05                                                   -                        -           6,912,679.88
  08/24/05                                                   -                        -           6,912,679.88
  08/25/05                                                   -                        -           6,912,679.88
  08/26/05                                                   -                        -           6,912,679.88
  08/27/05                                                   -                        -           6,912,679.88
  08/28/05                                                   -                        -           6,912,679.88
  08/29/05                                                   -                        -           6,912,679.88
  08/30/05                                                   -                        -           6,912,679.88
  08/31/05                                                   -                        -           6,912,679.88
                                         ----------------------    ---------------------
Total                                                      $ -                      $ -
                                         ======================    =====================

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

          CASE NAME: FLORSHEIM GROUP INC.          CASE NO. 02 B 08209
                     --------------------                   ----------



                          STATEMENT OF AGED RECEIVABLES

                                AUGUST 31, 2005

ACCOUNTS RECEIVABLE:

                                      Beginning of Month Balance                                     $ 340,228
                                                                                            -------------------

                                      Add: Sales on Account                                                  -
                                                                                            -------------------

                                      Less: Collections                                                      -
                                                                                            -------------------

                                      Adjustments                                                            -
                                                                                            -------------------

                                      End of the Month Balance                                       $ 340,228
                                                                                            ===================

                Note - All accounts receivable are fully reserved.

                        0-30                     31-60                    61-90                  OVER 90             END OF MONTH
                        DAYS                     DAYS                      DAYS                    DAYS                 TOTAL
                ----------------------   ----------------------    ---------------------    -------------------   ------------------

                                  $ -                      $ -                      $ -              $ 340,228             $ 340,228
                ======================   ======================    =====================    ===================   ==================



                    ACCOUNTS PAYABLE AGING - AUGUST 31, 2005

                        0-30                     31-60                    61-90                  OVER 90             END OF MONTH
                        DAYS                     DAYS                      DAYS                    DAYS                 TOTAL
                ----------------------   ----------------------    ---------------------    -------------------   ------------------
                             $ 86,566                $ 316,128                     $ 90               $ 74,831             $ 477,615
                ======================   ======================    =====================    ===================   ==================

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

           CASE NAME: FLORSHEIM GROUP INC.      CASE NO.  02 B 08209
                      --------------------                ----------


                                TAX QUESTIONNAIRE

                      FOR MONTH ENDED AUGUST 31+A366, 2005

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

                                      1. Federal Income Taxes                           Yes (x)                   No (  )
                                      2. FICA withholdings                              Yes (x)                   No (  )
                                      3. Employee's withholdings                        Yes (x)                   No (  )
                                      4. Employer's FICA                                Yes (x)                   No (  )
                                      5. Federal Unemployment Taxes                     Yes (x)                   No (  )
                                      6. State Income Taxes                             Yes (x)                   No (  )
                                      7. State Employee withholdings                    Yes (x)                   No (  )
                                      8. All other state taxes                          Yes (x)                   No (  )


If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



DECLARATION UNDER PENALTY OF PERJURY


I, F. Terrence Blanchard, acting as the duly authorized agent for the Debtor in Possession (Trustee) declare under the penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.




                                          /s/ F. Terrence Blanchard
                                          --------------------------------------
                                          For the Debtor In Possession (Trustee)


                                          Print or type name and capacity of
                                          person signing this Declaration:

                                          F. Terrence Blanchard
                                          --------------------------------------

                                          President and Chief Financial Officer
                                          Florsheim Group Inc.
DATED: September 14, 2005